--------------------------------------------------------------------------------
                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                           CUSIP NO. 302184 10 6
----------------               EXPRESS SYSTEMS             ---------------------
   NUMBER                        CORPORATION                       SHARES
----------------                COMMON STOCK               ---------------------
                               PAR VALUE $.001


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


         --->> SHARES OF EXPRESS SYSTEMS CORPORATION COMMON STOCK <<---

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.



Witness the fasimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                     EXPRESS SYSTEMS CORPORATION

                                    CORPORATE
                                      SEAL

                                 **************
                                     NEVADA


    /s/                                                  /s/
------------------------------                      --------------------------
        Secretary                                           President

NOTICE Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- CUSTODIAN
TEN ENT -- as tenants by the entireties              (CUST)           (MINOR)
JT TEN  -- as joint tenants with right of        under Uniform Gifts to Minors
           survivorship and not as tenants       ACT...........................
           in common                                          (STATE)


     Additional abbreviation may also be used though not in the above list.


FOR VALUE RECEIVED, _________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------




--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint



--------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dates_______________________


--------------------------------------------------------------------------------
NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER